Loans Receivable	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Loans Receivable

Note 8 – Loans Receivable

As described in greater detail in “Note 5 – Related Party Arrangements” and “Note 6 – Real Estate, Net”, pursuant to the terms of the BI Secured Note, Belpointe REIT provided BI Holding with a $24.8 million loan, bearing interest at an annual rate of 5.0% and due and payable at maturity on September 14, 2022. Effective November 30, 2021, we acquired the 1991 Main Interest from BI Holding in consideration of its payment to us of $0.3 million in interest that had accrued under the terms of the BI Secured Note through November 30, 2021, and in satisfaction of its remaining obligations under the BI Secured Note.

On September 30, 2021, we lent approximately $3.5 million to CMC (the “CMC Loan”) pursuant to the terms of a non-recourse promissory note (the “CMC Note”) secured by a Mortgage Deed and Security Agreement on a property owned by CMC located in Mansfield, Connecticut. CMC used the proceeds from the CMC Loan to enter into a Redemption Agreement with BPOZ 497 Middle Holding, LLC (“BPOZ 497”), an indirect majority-owned subsidiary of Belpointe REIT, to redeem BPOZ 497’s preferred equity investment in CMC in furtherance of our Transaction with Belpointe REIT. See “Note 2 – Exchange Offer, Conversion and Merger,” for additional details regarding the Transaction. Interest accrued on the CMC Note at an annual rate of 12.0%, and was due and payable at maturity on June 27, 2022. On June 28, 2022, CMC repaid the CMC Note in full, including accrued interest of $0.3 million.

On January 3, 2022, through an indirect wholly owned subsidiary, we provided a commercial mortgage loan in the principal amount of $30.0 million to Norpointe, an affiliate of our Chief Executive Officer. The Norpointe Loan was evidenced by a promissory note bearing interest at an annual rate of 5.0%, was due and payable on December 31, 2022, and was secured by a first mortgage lien on the Norpointe Property. On June 28, 2022, for purposes of complying with the qualified opportunity fund requirements under the Code and related Treasury Regulations, we restructured the Norpointe Loan through an indirect majority owned subsidiary. The Restructured Norpointe Loan was evidenced by a promissory note bearing interest at an annual rate of 5.0%, due and payable on June 28, 2023, and was secured by a first mortgage lien on the Norpointe Property. On December 13, 2022, the Restructured Norpointe Loan was repaid in full, including accrued interest of less than $0.1 million. See “Note 5 – Related Party Arrangements” for additional details regarding our transactions with Norpointe.

On February 23, 2022, through an indirect wholly-owned subsidiary, we provided a commercial mortgage loan in the principal amount of approximately $5.0 million (the “Visco Loan”) to Visco Propco, LLC (“Visco”). Visco is the owner of certain real property located at 801 Visco Drive, Nashville, Tennessee 37210 (the “Visco Property”). The Visco Loan was evidenced by a promissory note bearing interest at an annual rate of 6.0%, due and payable on February 18, 2023, and was secured by a first lien deed of trust on the Visco Property. On December 2, 2022, the Visco Loan was repaid in full, including accrued interest of $0.2 million.

Interest income from loans receivable was $1.8 million and $0.4 million for the years ended December 31, 2022 and 2021, respectively, and is included in Interest income in our consolidated statements of operations.